 The contract No.:4100520082004021221

Reminbi Fund of China Development Bank

Loan Contract of the Year 2004

The loan type: Fundamental Construction
The project name: The Expressway Project from Pingdingshan to Linru of Henan Province
The borrower: The Pingdingshan Pinglin Toll Road Company Ltd.
The loaner: China Development Bank

The Borrower: The Pingdingshan Pinglin Toll Road Company Ltd.
Address: The Real Estate Mansion of Industrial and Commercial Bank of China, North Section of Zhongxing Road
The legal representative: Li Xipeng
Post No.: 467000
The transactor: Zhang Chunxian
Telephone No.: 86-375-2985168
Fax No: 86-375-2935558

The loaner: China Development Bank
Address: No. 29, Fuchengmenwai Str. Xicheng District, Beijing City
The legal representative: Chen Yuan
Post No.: 100037
The Handling Branch: The Henan Branch of China Development Bank
Address of the Branch: 16-18 floors of the Henan Newspaper Mansion, No. 28, East Section of the Agriculture Road, Zhengzhou City
The Superintendent of the Branch: Rong Geng
Post No.: 450008
The transactor: Xue Zhixin
Telephone No.: 86-371-65795448
Fax No.: 86-371-65795437

According to the agreement of the general loan contract with No. of 4100520082004020187 signed by the borrower and loaner on November 29, 2004, the both parties make a consensus on the relevant loan affairs of the year 2004 under the general loan contract items, and make this contract.

Article I Amount of the loan

The amount of the loan under the contract is RMB 700,000,000Yuan (Capitalized: Seven Hundred Million Yuan)

Article II Interest rate of the loan

According to the agreement of the contract, the first implementing interest rate of this contract is: annual interest rate 6.12%.

The adjustment of the interest rate of this contract will be implemented according to the agreement of the general loan contract.

Article III Drawing money

The borrower should draw the loan capital under this contract items according to the following plans:

RMB Five Hundred Million Yuan on November 29, 2004.

RMB Two Hundred Million Yuan on December 29, 2004.

Article IV Loan repayment

The borrower should repay the loan capital to the loaner according to the following plans:

RMB 1 million Yuan on November 29, 2007;

RMB 19 million Yuan on May 20, 2008; RMB 20 million Yuan on November 20, 2008;

RMB 20 million Yuan on May 20, 2009; RMB 20 million Yuan on November 20, 2009;

RMB 20 million Yuan on May 20, 2010; RMB 20 million Yuan on November 20, 2010;

RMB 20 million Yuan on May 20, 2011; RMB 20 million Yuan on November 20, 2011;

RMB 20 million Yuan on May 20, 2012; RMB 20 million Yuan on November 20, 2012;

RMB 60 million Yuan on May 20, 2013; RMB 60 million Yuan on November 20, 2013

RMB 60 million Yuan on May 20, 2014; RMB 60 million Yuan on November 20, 2014

RMB 60 million Yuan on May 20, 2015; RMB 60 million Yuan on November 20, 2015

RMB 60 million Yuan on May 20, 2016; RMB 60 million Yuan on November 20, 2016

RMB 20 million Yuan on May 20, 2017

Article V Other affairs

(I) This contract is the supplementary agreement to the general loan contract; the other affairs should be implemented according to the agreement of the general loan contract except the agreement content of this contract.

II) This contract has the original copy in duplicate, the borrower, the loaner holds one separately; and duplicate copy in quintuplicate , the borrower holds four copies, the loaner holds five copies, the handling branch holds one copy.

III) Renminbi Fund of China Development Bank annual Loan Contract (2004, the contract No.4100520082004021188) will be terminated from the day of this contract is taken effect

Article VI The coming into effect of the contract

The contract is taken effect from the day being signed and stamped by the borrower and the loaner.

The borrower: The Pingdingshan Pinglin Toll Road Company Ltd.

The legal representative: Li Xipeng     (signature) /s/  Li Xipeng
(Or the authorized agent)

Date: Dec. 28, 2004

The bank of deposit and its account number:

The loaner: Special seal for contract of China Development Bank
The legal representative: /s/ Rong Geng
(Or the authorized agent)

Date: Dec. 28, 2004

The contract signing place: Zhengzhou City, Henan Province